Confidential Treatment Requested by Capital Trust, Inc.

JOINDER NO. 1 AND AMENDMENT NO. 1
TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

This JOINDER NO. 1 AND AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT, dated as of December 29, 2011 (this “Joinder and Amendment”), by and among CT LEGACY CAYMAN, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Joinder Party”), CT LEGACY JPM SPV, LLC, a Delaware limited liability company (“Legacy”), as sellers (collectively, the “Sellers”), and CT LEGACY ASSET, LLC, a Delaware limited liability company (“Guarantor”), in favor of JPMORGAN CHASE FUNDING INC., as buyer (“Buyer”), and agreed to and accepted by U.S. BANK, NATIONAL ASSOCIATION, as successor-in-interest to Bank of America, National Association, as custodian and securities intermediary (the “Custodian” or “Securities Intermediary”), MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, as servicer (the “Servicer”), PNC BANK, NATIONAL ASSOCIATION, as depository (the “Depository”), and JPMORGAN CHASE BANK, N.A., as hedge counterparty (the “Hedge Counterparty”).

RECITALS

WHEREAS, Legacy and Buyer have entered into that certain Amended and Restated Master Repurchase Agreement, dated as of March 31, 2011 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings specified therefor in the Repurchase Agreement;

WHEREAS, the Joinder Party is directly owned and controlled by Legacy and the Joinder Party will obtain substantial benefits from entering into the Repurchase Agreement;

WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of even date herewith, Legacy has assigned to the Joinder Party, Legacy's interest in the [***] as described in Exhibit A attached hereto and made a part hereof (the “[***]Asset”), and related [***] Asset documents referenced in Schedule A attached hereto and made a part hereof (“[***]Asset Documents”), and all of Legacy’s right, title and interest in, to and under the [***] Asset Documents and under related loan documents set forth in the Pledge and Security Agreement (as defined in Schedule A) (collectively, the “Collateral”);

WHEREAS, the Joinder Party desires to (i) join in Sellers’ obligations with respect to the Repurchase Agreement and each other Repurchase Document (as hereinafter defined) and (ii) assign to Buyer all of the Joinder Party's rights and obligations under the Collateral, and the Buyer wishes to accept assignment of such rights, and assume such obligations, effective as of the date hereof;

WHEREAS, the Sellers and Buyer hereby authorize and direct the Custodian and Securities Intermediary to enter into this Joinder and Amendment on the terms provided herein and the Custodian and Securities Intermediary, by execution of this Joinder and Amendment, agree to comply therewith; and

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

WHEREAS, Sellers and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Joinder and Amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, Sellers and Buyer agree as follows:

SECTION 1.  Assumption of Liability.  The Joinder Party hereby joins in, and assumes direct primary liability, and not liability as a guarantor or surety, for, all the obligations of Sellers (whether now existing or established in the future) under the following documents (each, a “Repurchase Document” and collectively, the “Repurchase Documents”): (a) the Repurchase Agreement; (b) that certain Amended and Restated Custodial Agreement dated as of March 31, 2011 (as amended, restated, supplemented and otherwise modified from time to time, the “Custodial Agreement”), among Sellers, Custodian, Securities Intermediary and Buyer; (c) that certain Amended and Restated Interim Servicing Agreement dated as of March 31, 2011 (as amended, restated, supplemented and otherwise modified from time to time, the “Servicing Agreement”), among Sellers, Servicer and Buyer; (d) that certain Amended and Restated Depository Agreement dated as of March 31, 2011 (as amended, restated, supplemented and otherwise modified from time to time, the “Depository Agreement”), among Sellers, Depository and Buyer; (e) that certain 1992 ISDA Master Agreement dated as of August 26, 2005, as amended by that certain novation letter agreement, dated as of September 23, 2008, that certain amendment agreement, dated as of May 28, 2009, and as further amended by that certain second amendment agreement, dated as of March 31, 2011 (as amended, restated, supplemented and otherwise modified from time to time, the “Master Agreement”), among Sellers and Hedge Counterparty; and (f) any other documents, certificates and agreements executed by the Sellers in connection with the foregoing documents listed as items (a)-(e). By executing this Joinder and Amendment, the Joinder Party is assuming and agreeing to all liabilities and obligations whether now existing or hereafter arising under the Repurchase Documents, and all the terms, conditions, covenants and restrictions thereof.  The Joinder Party shall be fully liable for all obligations of Sellers under, and fully bound by, all the Repurchase Documents as if the Joinder Party had executed and delivered all the Repurchase Documents (including any future amendments or modifications thereof) directly in the Joinder Party’s own name.

SECTION 2.  Obligation to Pay. The Joinder Party shall, in accordance with Sellers’ obligations under the Repurchase Agreement, pay the JPMCF Repurchase Obligations and all other sums payable under any Repurchase Documents.

SECTION 3.  Covenants, Consents, Acknowledgments, Etc. The Joinder Party:

(a)      joins in all present and future consents, acknowledgments, obligations, agreements, undertakings, liabilities, covenants and confirmations contained in the Repurchase Documents, whether arising before or after the Joinder Date;

(b)      shall be bound by all restrictions, limitations, and prohibitions that apply to Sellers under any of the Repurchase Documents; and

(c)      makes all of the representations and warranties contained in the Repurchase Documents for itself to the extent applicable and to the same extent required to be made by Sellers under the Repurchase Documents, as if the same were fully set forth herein.

SECTION 4.  Amendments to Repurchase Agreement.  (a) The term “Seller” as that term is used in the Repurchase Agreement shall be amended to include “CT LEGACY CAYMAN, LTD.”.

(b)           the Repurchase Agreement is amended to add the following as a new Article 29 to the Repurchase Agreement, titled “Joint and Several Liability”:

“(a)           Each Seller hereby acknowledges and agrees that each Seller shall be jointly and severally liable to Buyer to the maximum extent permitted by applicable law for all representations, warranties, covenants, obligations and indemnities of all of Sellers hereunder.

(b)           Each Seller shall remain obligated under this Article 29 notwithstanding that, the failure of any reservation of rights against any Seller and without notice to or further assent by any Seller, any demand by Buyer for payment of any amounts owing to Buyer by any other Seller under the Transaction Documents may be rescinded by Buyer and any the payment of any such amounts may be continued, and the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Buyer, and this Agreement and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part in a writing signed by the parties thereto, as Buyer may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Buyer for the payment of amounts owing to Buyer by Sellers under the Transaction Documents may be sold, exchanged, waived, surrendered or released, but no such transaction shall relieve Buyer of its obligations to transfer the Purchased Assets to Seller pursuant to Article 3 of this Agreement.  Buyer shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for amounts owing to Buyer by Sellers under the Transaction Documents, or any property subject thereto.  When making any demand hereunder against any Seller, Buyer may, but shall be under no obligation to, make a similar demand on any other Seller, and any failure by Buyer to make any such demand or to collect any payments from any other Seller, or any release of such other Seller shall not relieve any Seller in respect of which a demand or collection is not made or Sellers not so released of their obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Buyer against Sellers.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

(c)           Each Seller waives any and all notice of the creation, renewal, extension or accrual of any amounts at any time owing to Buyer by any other Seller under the Transaction Documents and notice of or proof of reliance by Buyer upon any Seller or acceptance of the obligations of any Seller under this Article 29, and all such amounts, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the obligations of Sellers under this Article 29; and all dealings between Sellers, on the one hand, and Buyer, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the obligations of Sellers under this Article 29.  Each Seller waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Seller with respect to any amounts at any time owing to Buyer by any Seller under the Transaction Documents, other than such notices as are expressly required to be given under this Agreement or any of the other Transaction Documents.  Each Seller understands and agrees that it shall continue to be liable under this Article 29 without regard to (i) the validity, regularity or enforceability of any other provision of this Agreement or any other Transaction Document, any amounts at any time owing to Buyer by Sellers under the Transaction Documents, or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Buyer, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Seller against Buyer, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of Sellers) that constitutes, or might be construed to constitute, an equitable or legal discharge of Sellers for any amounts owing to Buyer by Sellers under the Transaction Documents, or of Sellers under this Agreement, in bankruptcy or in any other instance.  When pursuing its rights and remedies hereunder against any Seller, Buyer may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Seller or any other Person or against any collateral security or guarantee related thereto or any right of offset with respect thereto, and any failure by Buyer to pursue such other rights or remedies or to collect any payments from any Seller or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Seller or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve any Seller of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Buyer against any Seller.

(d)           Anything herein or in any other Transaction Document to the contrary notwithstanding, the maximum liability of any Seller hereunder in respect of the liabilities of the other Sellers under this Agreement and the other Transaction Documents shall in no event exceed the amount which can be guaranteed by each Seller under applicable federal and state laws relating to the insolvency of debtors.”

(e)           Section 10(t) of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

“(t)           Seller shall:

(i)           solely engage in the business of (A)  in the case of CT Legacy JPM SPV, LLC, (1) acquiring, owning, holding, leasing, operating, managing, maintaining, developing, improving, selling, transferring, servicing, conveying, disposing of, pledging, assigning, borrowing money against, financing, refinancing, foreclosing on, or otherwise dealing with the Purchased Assets sold by it to Buyer and the Purchased Assets sold by it to JPMCB pursuant to the JPMCB Repurchase Agreement, (2) entering into and performing its obligations under the Transaction Documents to which it is a party, and (3) engaging in any lawful act or activity and exercising any powers permitted to limited liabilities companies organized under the laws of the State of Delaware that are related or incidental to and necessary, convenient or advisable for the accomplishment of the above-mentioned purposes and (B) in the case of CT Legacy Cayman, Ltd., (1) acquiring, owning, holding, leasing, operating, managing, maintaining, developing, improving, selling, transferring, servicing, conveying, disposing of, pledging, assigning, borrowing money against, financing, refinancing, foreclosing on, or otherwise dealing with the Purchased Asset sold by it to Buyer to the extent permitted by the Transaction Documents and the Purchased Assets sold by it to JPMCB pursuant to the JPMCB Repurchase Agreement; (2) entering into and performing its obligations under the Transaction Documents to which the Company is a party; (3) entering into such other agreements and doing such other acts as may be incidental to, ancillary to or expedient to the foregoing or the consummation of the transactions contemplated thereby; and (4) engaging in any lawful act or activity and to exercise any powers permitted to companies incorporated under the laws of the Cayman Islands that are related or incidental to and necessary, convenient or advisable for the accomplishment of the foregoing purposes and maintain and preserve its legal existence and all of its material rights, privileges, licenses and franchises necessary for the operation of its business (including, without limitation, preservation of all lending licenses held by Seller and of Seller’s status as a “qualified transferee” (however denominated) under all documents which govern the Purchased Assets);

(ii)           comply with all contractual obligations and with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, all environmental laws) if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect;

(iii)           keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

(iv)           not (a) cause or permit any change to be made in its name, organizational identification number, identity or corporate structure, or the places where the books and records pertaining to the Purchased Asset are held, (b) cause or permit the opening of any new chief executive office or the closing of any such office of Seller, or (c) change its jurisdiction of organization, unless it shall have provided Buyer thirty (30) days’ prior written notice of such change and shall have first taken all action required by Buyer for the purpose of perfecting or protecting the lien and security interest of Buyer established hereunder;

(v)           pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

(vi)           own no assets, and shall not engage in any business, other than the assets and transactions specifically contemplated by this Agreement and any other Transaction Document;

(vii)           not incur any Indebtedness or other obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than as otherwise permitted under this Agreement;

(viii)           not make any loans or advances to any Affiliate or third party and shall not acquire obligations or securities of its Affiliates, in each case other than in connection with the origination or acquisition of Assets for purchase under the Transaction Documents;

(ix)           pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) only from its own assets;

(x)           comply with the provisions of its Governing Documents;

(xi)           do all things necessary to observe organizational formalities and to preserve its existence, and shall not amend, modify, waive provisions of or otherwise change its Governing Documents without the prior written consent of Buyer;

(xii)           be, and at all times shall hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, and shall not identify itself or any of its Affiliates as a division or department of the other;

(xiii)           maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations and shall remain Solvent;

(xiv)           not engage in or suffer any Change of Control, dissolution, winding up, liquidation, consolidation or merger in whole or in part or convey or transfer all or substantially all of its properties and assets to any Person (except as contemplated herein);

(xv)           not commingle its funds or other assets with those of any Affiliate or any other Person except as contemplated herein with respect to the other Seller, and shall maintain its properties and assets in such a manner that it would not be costly or difficult to identify, segregate or ascertain its properties and assets from those of others;

(xvi)           maintain its properties, assets, books, records and accounts separate from those of any Affiliate or any other Person;

(xvii)           except as contemplated herein with respect to the other Seller, not hold itself or its credit or assets out to be responsible for the debts or obligations of any other Person;

(xviii)           not enter into any transaction with an Affiliate of Seller except on commercially reasonable terms similar to those available to unaffiliated parties in an arm’s-length transaction;

(xix)            maintain a sufficient number of employees in light of contemplated business operations;

(xx)           use separate stationary, invoices and checks bearing its own name;

(xxi)           allocate fairly and reasonably any overhead for shared office space and for services performed by an employee of an Affiliate;

(xxii)           except as contemplated herein with respect to the other Seller, not pledge its assets to secure the obligations of any other Person;

(xxiii)           not form, acquire or hold any Subsidiary or own any equity interest in any other entity, except, subject to Buyer’s prior written consent, as may be required to maintain REIT compliance;

(xxiv)           except as contemplated herein with respect to the other Seller, not guarantee any obligation of any Person, including any Affiliate or become obligated for the debts of any other Person; and

(xxv)           (A) in the case of CT Legacy JPM SPV, LLC, comply with the Special Purpose Provisions (as defined therein) in its limited liability company agreement and (B) in the case of CT Legacy Cayman, Ltd., comply with Section 3 of its Amended and Restated Memorandum of Association and Articles 150 and 151 of its Amended and Restated Articles of Association dated on or about December 30, 2011.”

(f)           Article 9 of the Repurchase Agreement is hereby amended by deleting Articles 9(l), (m) and (n) in their entirety and inserting in lieu thereof the following:

“(l)       from and after December 15, 2011, and through and including December 14, 2012, permit the aggregate Repurchase Price of all Purchased Assets under this Agreement plus the aggregate repurchase price of all purchased assets related to the JPMCB Repurchase Agreement to exceed an amount equal to $110,000,000;

(m)       from and after December 15, 2012, and through and including December 14, 2013, permit the aggregate Repurchase Price of all Purchased Assets under this Agreement plus the aggregate repurchase price of all purchased assets related to the JPMCB Repurchase Agreement to exceed an amount equal to $65,000,000;

(n)        from and after December 15, 2013, and through and including December 14, 2014, permit the aggregate Repurchase Price of all Purchased Assets under this Agreement plus the aggregate repurchase price of all purchased assets related to the JPMCB Repurchase Agreement to exceed an amount equal to $30,000,000;”

SECTION 5.  Amendment to the Custodial Agreement. The term “Seller” as that term is used in the Custodial Agreement shall be amended to include “CT LEGACY CAYMAN, LTD.”. The obligations of Legacy and Joinder Party, as a Seller, under Section 7 and Section 13 (as to the first two (2) paragraphs) of the Custodial Agreement shall be joint and several. Joinder Party hereby agrees to be bound by all of the terms and conditions set forth in the Custodial Agreement, including, but not limited to, Section 13 of the Custodial Agreement with respect to the liability and indemnification obligations of a “Seller” and Section 7 of the Custodial Agreement with respect to the fees and expenses of the Custodian.

SECTION 6.  Amendment to the Servicing Agreement. The term “Seller” as that term is used in the Servicing Agreement shall be amended to include “CT LEGACY CAYMAN, LTD.”. The obligations of Legacy and Joinder Party, as a Seller, under Section 6.02 of the Servicing Agreement shall be joint and several. Joinder Party hereby agrees to be bound by all of the terms and conditions set forth in the Servicing Agreement.

SECTION 7.  Amendment to the Depository Agreement. The term “Seller” as that term is used in the Custodial Agreement shall be amended to include “CT LEGACY CAYMAN, LTD.”. The obligations of Legacy and Joinder Party, as a Seller, under Section 18 of the Depository Agreement shall be joint and several. Joinder Party hereby agrees to be bound by all of the terms and conditions set forth in the Depository Agreement.

SECTION 8.  Amendment to the Master Agreement. The term “Party B” as that term is used in the Master Agreement shall be amended to include “CT LEGACY CAYMAN, LTD.”. The obligations of Legacy and Joinder Party, as Party B, of the Master Agreement shall be joint and several. Joinder Party hereby agrees to be bound by all of the terms and conditions set forth in the Master Agreement.

SECTION 9.  Amendment to the Guarantee Agreement. The term “Seller” as that term is used in that certain Guarantee Agreement dated as of March 31, 2011, by Guarantor in favor of Buyer (the “Guarantee Agreement”), shall be amended to include “CT LEGACY CAYMAN, LTD.”.

SECTION 10.  Guarantor’s Continuing Obligations.  Although consent of the Guarantor is not required as a condition to the effectiveness of this Amendment, the Guarantor hereby acknowledges the Joinder Party as a Seller under the Repurchase Agreement and the Guarantor hereby affirms and confirms its obligations under the Guarantee Agreement.  Without limiting the generality of the foregoing, the Guarantor acknowledges and agrees that the “Obligations” as defined in the Guarantee Agreement shall additionally include the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following: (a) all payment obligations owing by the Joinder Party to Buyer under or in connection with the Repurchase Agreement or any other Governing Agreements; (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (c) all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by Buyer in the enforcement of any of the foregoing or any obligation of Guarantor hereunder; and (d) any other obligations of the Joinder Party with respect to Buyer under each of the Repurchase Documents.

SECTION 11.  Assignment.  Subject to the terms of the Repurchase Agreement, the Joinder Party does hereby sell, assign and convey to Buyer, its successors and assigns, all of the right, title and interest of the Joinder Party in, to and under the Collateral and Buyer accepts such assignment from the Joinder Party and assumes all of the obligations of the Joinder Party arising on and after the date hereof under the Collateral.

SECTION 12.  Precautionary Pledge of Collateral.  In accordance with the Repurchase Agreement, the Joinder Party hereby reaffirms the terms and conditions of Article 5 of the Repurchase Agreement.

SECTION 13.  Signature of Repurchase Documents. This Joinder and Amendment is intended to be the equivalent of a signature page to the Repurchase Documents. The Joinder Party acknowledges that its obligations as a party to the Repurchase Documents are unconditional and are not subject to the execution of the Repurchase Documents by any other party. Buyer and Servicer are authorized to rely on this Joinder and Amendment as evidence that the Joinder Party has joined in all the Repurchase Documents and all obligations thereunder and are fully obligated thereunder.

SECTION 14.  Certain Actions by Buyer. Buyer shall have the right to (1) renew, modify, amend, waive, extend, or accelerate any obligations arising under the Repurchase Documents, (2) pursue some or all of its remedies against Sellers or the Joinder Party, (3) add, release, or substitute any collateral given to Buyer as security under the Repurchase Documents, or (4) release Sellers or the Joinder Party from liability. Buyer may take any of the foregoing actions without consent or confirmation by the Joinder Party, and no such action shall limit, restrict, waive, discharge, or otherwise affect the Joinder Party’s liability under this Joinder and Amendment. If Buyer and Sellers agree to any modification or amendment of the Repurchase Documents, then the Joinder Party shall be bound by such agreement whether or not the Joinder Party consents and agrees thereto.  This Section 14 shall not in any way affect, modify or impair Servicer’s rights or remedies under the Repurchase Documents.

SECTION 15.  Incorporation by Reference. All the Repurchase Documents, as they now exist and as they may be amended or modified in the future (whether or not the Joinder Party is a party to such amendment), are incorporated by reference in this Joinder and Amendment as if set forth in full.

SECTION 16.  JURY TRIAL WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE JOINDER PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS JOINDER AND AMENDMENT OR THE REPURCHASE DOCUMENTS. THIS WAIVER IS A MATERIAL INDUCEMENT TO BUYER TO ENTER INTO THE TRANSACTIONS.

SECTION 17.  Security. This Joinder and Amendment, and all obligations of the Joinder Party under the Repurchase Documents, are secured by all security documents delivered pursuant to the Repurchase Agreement.

SECTION 18.  Inducement. The Joinder Party acknowledges that this Joinder and Amendment is being executed and delivered to Buyer to induce Buyer to enter into the Transactions and, but for this Joinder and Amendment, Buyer would not be willing to enter into such Transactions.

SECTION 19.  Conditions Precedent.  This Joinder and Amendment shall become effective on the date on which  Buyer shall have received a legal opinion from counsel to the Sellers dated as of the date hereof addressed to Buyer and its successors and assigns as to (a) the enforceability of the Repurchase Agreement, as amended by this Joinder and Amendment, and (b) the Joinder Party’s authority to execute, deliver and perform its obligations under the Repurchase Agreement, as amended by this Joinder and Amendment, in each case, in form and substance acceptable to Buyer in its reasonable discretion.

SECTION 20.  Representations and Warranties.  On and as of the date first above written, each of Sellers hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Documents on its part to be observed or performed, (b) no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) no Seller has any, and each hereby waives all, defenses, rights of setoff, claims, counterclaims or causes of action of any kind or description against the Buyer arising under or in respect of the Repurchase Agreement or any other Repurchase Document.  Each Seller hereby confirms and reaffirms the representations and warranties contained in the Repurchase Agreement and all of the other Repurchase Documents (unless any such representation or warranty relates solely to an earlier date, then as of such earlier date).

SECTION 21.  Binding Effect; No Partnership. The provisions of the Repurchase Documents and this Joinder and Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.

SECTION 22.  Further Agreements. Sellers and the Joinder Party each agree to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate to effectuate the purposes of this Joinder and Amendment.

SECTION 23.  Acknowledgement by Sellers and Joinder Party. Sellers and Joinder Party hereby agree to this Joinder and Amendment and all its terms and conditions. Sellers and Joinder Party shall perform and be bound by all obligations and covenants of the Joinder Party under this Joinder and Amendment. All such obligations and covenants shall also constitute obligations and covenants of Sellers and Joinder Party under the Repurchase Documents. Any breach or default by the Joinder Party under this Joinder and Amendment or any Repurchase Document shall constitute a breach or default by Sellers and Joinder Party under the Repurchase Documents.

SECTION 24.  General Release.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Seller, for: (i) itself, (ii) any parent or Subsidiary thereof, and (iii) the respective partners, officers, directors, shareholders, successors and assigns of all of the foregoing persons and entities,

(a)      reaffirms the Repurchase Agreement and the other Transaction Documents and acknowledges that the security interests granted to Buyer in the Repurchase Agreement (including, without limitation, the security interest granted to Buyer in the event that any court or other forum re-characterizes any Transaction under the Repurchase Agreement as a loan) are continuing and in full force and effect in favor of Buyer;

(b)      acknowledges that (i) as of the date hereof, the aggregate Repurchase Price of all Purchased Assets is $[____] and (ii) all amounts owing under the Repurchase Agreement and the other Transaction Documents shall be due and payable on the applicable date provided for therein;

(c)      hereby releases and forever discharges Buyer and each of its subsidiaries, affiliates, its past, present and future officers, directors, agents, employees, partners, managers, shareholders, servants, attorneys and representatives, as well as their, successors, assigns, their respective heirs, legal representatives, legatees, predecessors-in-interest, successors and assigns, of and from any and all actions, claims, demands, damages, debts, suits, contracts, agreements, losses, liabilities, indebtedness, causes of action either at law or in equity, obligations of whatever kind or nature, accounts, defenses, and offsets against liabilities and obligations, whether known or unknown, direct or indirect, new or existing, by reason of any matter, cause or thing whatsoever occurring on or prior to the date hereof arising out of or relating to any matter or thing whatever, including without limitation, such claims and defenses as fraud, misrepresentation, breach of duty, mistake, duress, usury, claims pertaining to so-called “lender liability,” and claims pertaining to creditor’s rights, which such party ever had, now has, or might hereafter have against the other, jointly or severally, for or by reason of any matter, act, omission, cause or thing whatsoever occurring, on or prior to the date of this Joinder and Amendment, that is related to, in whole or in part, directly or indirectly, the Transactions, the Repurchase Agreement, the Transaction Documents and this Joinder and Amendment; and

(d)      warrants, represents and acknowledges that it has no defenses to the payment of, nor any right to set off against, all or any of the JPMCF Repurchase Obligations set forth in the Transaction Documents, nor any counterclaims or other rights of action against Buyer of any kind whatsoever, including, without limitation, any right to contest any of the following: the enforceability, applicability or validity of any provisions of the Transaction Documents, Buyer’s right to all proceeds of the Scheduled Assets, the existence, validity, enforceability, or perfection of any security interest or mortgage in favor of Buyer, the conduct of Buyer in administering the Transaction Documents and any legal fees and expenses incurred by the Buyer under the Repurchase Agreement, the other Transaction Documents or this Joinder and Amendment.

SECTION 25.  Limited Effect.  Except as expressly amended and modified by this Joinder and Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its respective terms; provided, however, that upon the Amendment Effective Date, all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Joinder and Amendment.  Each reference to Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby.

SECTION 26.  Override Provision.  Notwithstanding any provision in the Repurchase Agreement to the contrary, which are hereby pro tanto superseded and modified or replaced mutatis mutandis to the extent of any inconsistency, the provisions in this Joinder and Amendment shall apply from and after the date hereof.

SECTION 27.  Counterparts.  This Joinder and Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Joinder and Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 28.  GOVERNING LAW.  THIS JOINDER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to be duly executed and delivered as of the day and year first above written.

SELLERS: CT LEGACY JPM SPV, LLC, a Delaware limited liability

By:	/s/ Douglas Armer
Name: Douglas Armer
Title: Director

CT LEGACY CAYMAN, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands

By:	/s/ Douglas Armer
Name: Douglas Armer
Title: Director

GUARANTOR: CT LEGACY ASSET, LLC, a Delaware limited liability company

By:	/s/ Douglas Armer
Name: Douglas Armer
Title: Director

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Signature Page to Joinder No. 1 and Amendment No. 1 to Master Repurchase Agreement

BUYER: JPMORGAN CHASE FUNDING INC., a Delaware corporation

By:	/s/ Jonathan M. Smith
Name: Jonathan M. Smith
Title: Managing Director

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Signature Page to Joinder No. 1 and Amendment No. 1 to Master Repurchase Agreement

ACKNOWLEDGED AND AGREED TO BY:

CUSTODIAN AND SECURITIES INTERMEDIARY:

Each of Custodian and Securities Intermediary executes this Joinder and Amendment in its respective capacity as custodian or securities intermediary, as applicable, and for the limited purpose of recognizing Joinder Party as a party under the Custodial Agreement, as more specifically provided in this Joinder and Amendment.

U.S. BANK, NATIONAL ASSOCIATION, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian

By:	/s/ Jose A. Galarza
Name: Jose A. Galarza
Title: Vice President

U.S. BANK, NATIONAL ASSOCIATION, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Intermediary

By:	/s/ Jose A. Galarza
Name: Jose A. Galarza
Title: Vice President

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Signature Page to Joinder No. 1 and Amendment No. 1 to Master Repurchase Agreement

SERVICER:

Servicer executes this Joinder and Amendment in its capacity as servicer and for the limited purpose set forth in Sections 1(c) and 6 hereof to recognize Joinder Party as a party under the Servicing Agreement, as more specifically provided in this Joinder and Amendment.

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, as successor by merger with Midland Loan Services, Inc., not in its individual capacity but solely as Servicer

By:	/s/ Cynthia A. Bicknell
Name: Cynthia A. Bicknell
Title: Senior Vice President

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Signature Page to Joinder No. 1 and Amendment No. 1 to Master Repurchase Agreement

DEPOSITORY:

Depository executes this Joinder and Amendment solely in its capacity as depository and for the limited purposes set forth in Sections 1(d) and 7 hereof to recognize Joinder Party as a party under the Depository Agreement.

PNC BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Depository

By:	/s/ James Hasken
Name: James Hasken
Title: Vice President

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Signature Page to Joinder No. 1 and Amendment No. 1 to Master Repurchase Agreement

HEDGE COUNTERPARTY:

Hedge Counterparty executes this Joinder and Amendment in its capacity as hedge counterparty and for the limited purpose of recognizing Joinder Party as a party under the Master Agreement, as amended, as more specifically provided in this Joinder and Amendment.

JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely as Hedge Counterparty

By:	/s/ Jonathan M. Strain
Name: Jonathan M. Strain
Title: Managing Director

Signature Page to Joinder No. 1 and Amendment No. 1 to Master Repurchase Agreement

Exhibit A

(Documents dated June 27, 2007 unless otherwise noted)

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

Signature Page to Joinder No. 1 and Amendment No. 1 to Master Repurchase Agreement

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule A

[***] Asset Documents

(Documents dated June 27, 2007 unless otherwise noted)

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

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10.	[***]

11.	[***]

12.	[***]

13.	[***]

14.	[***]

Signature Page to Joinder No. 1 and Amendment No. 1 to Master Repurchase Agreement

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.	[***]

16.	[***]

17.	[***]

 (Documents below dated as of April 11, 2007 unless otherwise noted)

18.	[***]

19.	[***]

20.	[***]

21.	[***]

22.	[***]

23.	[***]

24.	[***]

25.	[***]

Signature Page to Joinder No. 1 and Amendment No. 1 to Master Repurchase Agreement

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

26.	[***]

27.	[***]

28.	[***]

29.	[***]

30.	[***]

31.	[***]

32.	[***]

33.	[***]

Signature Page to Joinder No. 1 and Amendment No. 1 to Master Repurchase Agreement

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.